                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                (Date of earliest event reported): June 14, 2005

                       SKYWAY COMMUNICATIONS HOLDING CORP.

             (Exact name of Registrant as specified in its charter)

     Florida                      000-32033                     65-0881662
 (State or other            (Commission File No.)            (I.R.S. Employer
  jurisdiction of                                           Identification No.)
  incorporation
 or organization)

                            6021 - 142nd Avenue North
                            Clearwater, Florida 33760
               (Address of principal executive offices) (Zip code)

                                 (727) 535-8211

              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written Communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

ITEM 1.03 BANKRUPTCY; AND REGULATION FD DISCLOSURE                       2

SIGNATURES                                                               3

                                       1

ITEM 1.03 BANKRUPTCY; AND REGULATION FD DISCLOSURE

Bankruptcy

On June 14, 2005, SkyWay Communications Holding Corp. (the "Company") filed a
Chapter 11 reorganization case in the United States Bankruptcy Court for the
Middle District of Florida, Tampa Division. The Company will continue to operate its business as "debtors in possession" under the jurisdiction of the Bankruptcy
Court in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Company expects to utilize the bankruptcy process to implement a restructuring transaction that may or may not include a sale of certain assets. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of the Company's securities as the value and prospects are highly speculative.

Cautionary Statement:

In addition to the historical information contained in this Current Report, certain of the information contained in this Current Report should be considered
"forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995, that reflect the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following:
the ability of the Company to continue as a going concern; the ability of the
Company to access working capital, including, but not limited to, the use of cash collateral or debtor in possession financing; the Company's ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more transactions for the sale of the Company's assets or other change of control transactions under a plan or plans of reorganization with respect to the Chapter 11 case; risks associated with third parties seeking and obtaining the Bankruptcy Court's approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the case to Chapter 7 case; the ability of the Company to obtain and maintain normal terms and relationships with vendors, service providers and employees; the Company's ability to maintain contracts that are critical to its operations; any adverse impact arising from the delay in filing required periodic reports; the Company's potential inability to maintain business relationships with the Company's suppliers; and other risk factors to be set forth in the Company's Annual Report on Form 10-KSB for the year ended
April 30, 2005, and in the Company's other public filings with the SEC.

The Company assumes no obligation to update any forward-looking statements contained herein. The Company's expectations and the events, conditions and circumstances on which these forward-looking statements are based may change.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2005                   SKYWAY COMMUNCATIONS HOLDING CORP.

                                      By: /s/ James Kent

                                          James Kent
                                          Chief Executive Officer